SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Earliest Event Reported: July 16, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

               Delaware              333-100848              51-0362653
               --------              ----------              ----------
            (State or Other          (Commission          (I.R.S. Employer
    Jurisdiction of Incorporation)  File Number)       Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5.       Other Events.
              ------------

On June 27, 2003, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2003-KS5, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
              ------------------------------------------------------------------

(a)                   Not applicable

(b)                   Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

     10.1 Pooling and Servicing Agreement, dated as of June 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RESIDENTIAL ASSET SECURITIES CORPORATION



                                        By:    /s/Benita Bjorgo
                                        Name:  Benita Bjorgo
                                        Title: Vice President



Dated:  July 16, 2003

EXHIBIT INDEX

Exhibit No.                Description of Exhibit

    10.1 Pooling and Servicing Agreement, dated as of June 1, 2003, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.